SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
13.  SUBSEQUENT EVENTS

[a]
Subsequent to the year end, the Company and NAI entered into a new consulting agreement with Goldpac Investments Ltd, a company controlled by a director of the Company respectively.  The Company and NAI will pay $12,000 per quarter to Goldpac Investments Ltd respectively  for the consulting services from January 1 to December 31, 2013

[b]
On April 18, 2014, the company received shareholder approval for a share purchase agreement for the sale of all issued and outstanding shares in NAI, all issued and outstanding shares of CWN HK and 23.8% of issued and outstanding shares of CWN Capital. As part of the contract, we will receive an aggregate of $263,968 in funds and one or more non-interest bearing promissory notes in the aggregate principal amount of $831,031with a maturity date of one year with the option to extend upon mutual agreement.

Also see note 7.